UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 15, 2012

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

231 N. Martingale Rd., Schaumburg, IL		60173
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2012, Michael J. Graham resigned as Executive Vice President, Chief Financial Officer and Treasurer of Career Education Corporation (the “Company”), effective as of the close of business on September 14, 2012.

On August 21, 2012, the Board of Directors of the Company appointed Colleen M. O’Sullivan as Senior Vice President, Chief Financial Officer and Treasurer of the Company, effective immediately. Ms. O’Sullivan, 45, has served as Senior Vice President and Chief Accounting Officer since July 2008 and as Vice President and Corporate Controller from January 2008 to July 2008. Prior to joining the Company, she held senior positions in the finance and public accounting fields. From August 2007 until joining the Company, Ms. O’Sullivan was the Vice President—Finance at Hewitt Associates, a $3 billion then-public company that is a global human resources outsourcing and consulting firm and from August 2005 to August 2007 was its Assistant Controller. From 2003 to July 2005, Ms. O’Sullivan held positions of increasing responsibility, most recently as Assistant Controller, with Sears, Roebuck and Co. and Sears Holdings Corporation, a NASDAQ-listed Fortune 100 company and one of the nation’s largest broadline retailers with approximately 3,900 full-line and specialty retail stores in the U.S. and Canada. From 2001 to 2002, Ms. O’Sullivan was an audit partner with Arthur Andersen LLP, where she spent 12 years within the assurance practice. Ms. O’Sullivan received a Bachelor of Science from the University of Illinois and is a certified public accountant.

There are no arrangements between Ms. O’Sullivan and any other person pursuant to which she was selected to become Chief Financial Officer of the Company, and Ms. O’Sullivan does not have any family relationship with any director or executive officer of the Company, or with any person selected to become a director or executive officer. Neither Ms. O’Sullivan nor any member of her immediate family is a party to any transaction or proposed transactions with the Company. Any changes to Ms. O’Sullivan’s compensation in connection with her appointment as the Company’s Chief Financial Officer have not yet been determined.

The Company issued a press release regarding these matters on August 21, 2012, a copy of which is attached as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibits

99.1	Press release of the Company dated August 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Jeffrey D. Ayers
Jeffrey D. Ayers
Senior Vice President, General Counsel and Corporate Secretary

Dated: August 21, 2012

Exhibit Index

Exhibit Number	Description of Exhibits

99.1	Press release of the Company dated August 21, 2012

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